UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 30, 2022

Lattice Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 NE Moore Court
Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)

(503) 268-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	LSCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2022, the Board of Directors (the "Board") of Lattice Semiconductor Corporation (the "Company") increased the authorized number of directors on the Board from six to seven and appointed Douglas Bettinger, age 55, to the Board and the Audit Committee of the Board (the “Audit Committee”). Mr. Bettinger’s service on the Board and Audit Committee will commence on December 2, 2022.

In connection with Mr. Bettinger’s service as a director, he will be entitled to the Company's customary compensatory arrangement for outside directors, including an annual retainer of $55,000 for Board service and an annual retainer of $10,000 for service on the Audit Committee. In addition, Mr. Bettinger will be granted a restricted stock unit (“RSU”) award with a fair market value of $180,000 on the date of grant, prorated to reflect his months of service on the Board from the date of appointment to the date of the Company’s next annual meeting, pursuant to the terms of the Company's 2011 Non-Employee Director Equity Incentive Plan (the “Award”). The RSUs subject to the Award will vest on the anniversary of the 2022 annual meeting of stockholders of the Company, subject to Mr. Bettinger’s continued service to the Company at such time. In addition, Mr. Bettinger will enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Bettinger and any other person pursuant to which Mr. Bettinger was selected as a director. In addition, there are no transactions in which Mr. Bettinger has an interest that would require disclosure under Item 404(a) of Regulation S-K. Mr. Bettinger does not have any family relationships with any of the Company’s directors or executive officers.

A copy of the press release related to Mr. Bettinger’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated December 1, 2022 (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

		By:	/s/ Tracy Feanny
Date:	December 1, 2022		Tracy Feanny Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 1, 2022 (furnished herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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